Summary of Business and Significant Accounting Policies	12 Months Ended
Dec. 31, 2017
Accounting Policies [Abstract]
Summary of Business and Significant Accounting Policies
1. Summary of Business and Significant Accounting Policies
Description of Business
Sabre Corporation is a Delaware corporation formed in December 2006. On March 30, 2007, Sabre Corporation acquired Sabre Holdings Corporation (“Sabre Holdings”). Sabre Holdings is the sole subsidiary of Sabre Corporation. Sabre GLBL Inc. (“Sabre GLBL”) is the principal operating subsidiary and sole direct subsidiary of Sabre Holdings. Sabre GLBL or its direct or indirect subsidiaries conduct all of our businesses. In these consolidated financial statements, references to “Sabre,” the “Company,” “we,” “our,” “ours,” and “us” refer to Sabre Corporation and its consolidated subsidiaries unless otherwise stated or the context otherwise requires.
We connect people and places with technology that reimagines the business of travel. Effective the first quarter of 2018, we operate through three business segments: (i) Travel Network, our global travel marketplace for travel suppliers and travel buyers, (ii) Airline Solutions, a broad portfolio of software technology products and solutions for airlines and other travel suppliers, and (iii) Hospitality Solutions, an extensive suite of leading software solutions for hoteliers.
Basis of Presentation
The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States (“GAAP”). We consolidate all majority owned subsidiaries and companies over which we exercise control through majority voting rights. No entities are consolidated due to control through operating agreements, financing agreements, or as the primary beneficiary of a variable interest entity. The consolidated financial statements include our accounts after elimination of all significant intercompany balances and transactions. All dollar amounts in the financial statements and the tables in the notes, except per share amounts, are stated in thousands of U.S. dollars unless otherwise indicated. All amounts in the notes reference results from continuing operations unless otherwise indicated.
The preparation of these annual financial statements in conformity with GAAP requires that certain amounts be recorded based on estimates and assumptions made by management. Actual results could differ from these estimates and assumptions. Our accounting policies, which include significant estimates and assumptions, include, among other things, estimation of the collectability of accounts receivable, amounts for future cancellations of bookings processed through the Sabre GDS, revenue recognition for software arrangements, determination of the fair value of assets and liabilities acquired in a business combination, determination of the fair value of derivatives, the evaluation of the recoverability of the carrying value of intangible assets and goodwill, assumptions utilized in the determination of pension and other postretirement benefit liabilities, estimation of loss contingencies, and evaluation of uncertainties surrounding the calculation of our tax assets and liabilities.

Revenue Recognition
We employ a number of revenue models across our businesses, depending on the dynamics of the industry segment and the technology on which the revenue is based. Some revenue models are used in multiple businesses. Travel Network primarily employs the transaction revenue model. Airline Solutions and Hospitality Solutions primarily employ the SaaS and hosted and professional service fees revenue models, as well as the software licensing fee model to a lesser extent for Airline Solutions. Contracts with the same customer which are entered into at or around the same period are analyzed for revenue recognition purposes on a combined basis across our businesses which can impact our revenue recognized.
We report revenue net of any revenue based taxes assessed by governmental authorities that are imposed on and concurrent with specific revenue producing transactions.
Transaction Revenue Model—This model accounts for substantially all of Travel Network’s revenues. We define a direct billable booking as any booking that generates a fee directly to Travel Network. Transaction fees include, but are not limited to, transaction fees paid by travel suppliers for selling their inventory through the Sabre global distribution system (“GDS”) and transaction fees paid by travel agency subscribers related to their use of the Sabre GDS. Pursuant to this model, a transaction occurs when a travel agency or corporate travel department books, or reserves, a travel supplier’s product on the Sabre GDS. We receive revenue from a travel supplier, travel agency or corporate travel department depending upon the commercial arrangement represented in each of their contracts. Transaction revenue for airline travel reservations is recognized at the time of the booking of the reservation, net of estimated future cancellations. Our transaction fee cancellation reserve, calculated based on our historical experience, was $16 million and $14 million at December 31, 2017 and 2016, respectively. Transaction revenue for car rental, hotel bookings and other travel providers is recognized at the time the reservation is used by the customer. We evaluate whether it is appropriate to record the gross amount of our revenues and related costs by considering a number of factors, including, among other things, whether we are the primary obligor under the arrangement, change the product or perform part of the service and have latitude in establishing prices.
Software-as-a-Service and Hosted Revenue Model—SaaS and hosted is the primary revenue model employed by Airline Solutions and Hospitality Solutions. In this revenue model, we host software solutions on secure platforms, or deploy it through our SaaS solutions, we maintain the software and manage the related infrastructure. Our customers, which include airlines, airports and hotel companies, pay us an upfront solutions fee and a recurring usage-based fee for the use of the software pursuant to contracts with terms that typically range between three and ten years and generally include minimum annual volume requirements. This usage-based fee arrangement allows our customers to pay for software normally on a monthly basis, to the extent that it is used. Contracts with the same customer which are entered into at or around the same period are analyzed for revenue recognition purposes on a combined basis. Revenue from upfront solution fees is generally recognized over the term of the agreement beginning when the solution is implemented. The amount of periodic usage fees is typically based on a metric relevant to the software’s purpose. We recognize revenue from recurring usage based fees in the period earned, which typically fluctuates based on a real time metric, such as the actual number of passengers boarded or the actual number of hotel bookings made in a given month and may differ from contractual minimums, if applicable.
Professional Service Fees Revenue Model—Our SaaS and hosted offerings can be sold as part of multiple element agreements for which we also provide professional services. Our professional services are primarily focused on helping customers achieve better utilization of and return on their software investment. Often we provide these services during the implementation phase of our SaaS solutions. In such cases, we account for professional service revenue separately from upfront solution fees and recurring usage-based fees, with value assigned to each element based on its relative selling price to the total selling price. We perform a market analysis on a periodic basis to determine the range of selling prices for each product and service. Estimated selling prices are set for each product and service delivered to customers. The revenue for professional services is generally recognized over the period the services are performed, once any acceptance criteria is met.
Software Licensing Fee Revenue Model—The software licensing fee revenue model is utilized by Airline Solutions. Under this model, we generate revenue by charging customers for the installation and use of our software products. Some contracts under this model generate additional revenue for the maintenance of the software product. When software is sold without associated customization or implementation services, revenue from software licensing fees is recognized when all of the following are met: (i) the software is delivered, (ii) fees are fixed or determinable, (iii) no undelivered elements are essential to the functionality of delivered software, and (iv) collection is probable. When software is sold with customization or implementation services, revenue from software licensing fees is recognized based on the percentage of completion of the customization and implementation services. Fees for software maintenance are recognized ratably over the life of the contract. We are unable to determine vendor specific objective evidence of fair value for software maintenance fees. Therefore, when fees for software maintenance are included in software license agreements, revenue from the software license, customization, implementation and the maintenance are recognized ratably over the related contract term.
Incentive Consideration
Certain service contracts with significant travel agency customers contain booking productivity clauses and other provisions that allow travel agency customers to receive cash payments or other consideration. We establish liabilities for these commitments and recognize the related expense as these travel agencies earn incentive consideration based on the applicable contractual terms. Periodically, we make cash payments to these travel agencies at inception or modification of a service contract which are capitalized and amortized to cost of revenue over the expected life of the service contract, which is generally three to five years. Deferred charges related to such contracts are recorded in other assets, net on the consolidated balance sheets. The service contracts are priced so that the additional airline and other booking fees generated over the life of the contract will exceed the cost of the incentive consideration provided. Incentive consideration paid to the travel agency represents a commission paid to the travel agency for booking travel on our GDS and the amounts paid to travel agencies represent fair value for the services provided.
Advertising Costs
Advertising costs are expensed as incurred. Advertising costs incurred by our continuing operations totaled $18 million, $24 million and $19 million for the years ended December 31, 2017, 2016 and 2015, respectively. We did not have any advertising costs incurred by our discontinued Travelocity segment in 2017 and 2016 and these costs totaled $10 million for the year ended December 31, 2015, which are included in net (loss) income from discontinued operations.
Cash and Cash Equivalents and Restricted Cash
We classify all highly liquid instruments, including money market funds and money market securities with original maturities of three months or less, as cash equivalents.
Allowance for Doubtful Accounts and Concentration of Credit Risk
We evaluate the collectability of our accounts receivable based on a combination of factors. In circumstances where we are aware of a specific customer’s inability to meet its financial obligations to us, such as bankruptcy filings or failure to pay amounts due to us or others, we record a specific reserve for bad debts against amounts due to reduce the recorded receivable to the amount we reasonably believe will be collected. For all other customers, we record reserves for bad debts based on historical experience and the length of time the receivables are past due. We maintained an allowance for doubtful accounts of approximately $43 million and $37 million at December 31, 2017 and 2016, respectively.
Effective January 1, 2014, we have recorded specific reserves against all accounts receivable outstanding due to us from all airlines in Venezuela and are deferring the recognition of any future revenues until cash is collected. Accounts receivable outstanding from customers in Venezuela totaled $25 million and $19 million as of December 31, 2017 and 2016, which will be recognized as revenue when cash is received. In 2017 and early 2018, we discontinued services to certain carriers in Venezuela with outstanding receivable balances of $17 million as of December 31, 2017. We do not believe that these amounts are collectible, and these amounts are fully reserved. Effective January 1, 2018, the new revenue recognition standard described below will result in a change to the ongoing accounting treatment for customers accounted for on a cash basis. We do not anticipate this change will result in a material impact to our consolidated financial statements.
Our customers are primarily located in the United States, Canada, Europe, Latin America and Asia, and are concentrated in the travel industry. We generate a significant portion of our revenues and corresponding accounts receivable from services provided to the commercial air travel industry. As of December 31, 2017 and 2016, approximately $357 million, or 77%, and $274 million, or 74%, respectively, of our trade accounts receivable were attributable to these customers, in each case excluding balances associated with our discontinued Travelocity segment. Our other accounts receivable are generally due from other participants in the travel and transportation industry. Substantially all of our accounts receivable represents trade balances. We generally do not require security or collateral from our customers as a condition of sale.
We regularly monitor the financial condition of the air transportation industry. We believe the credit risk related to the air carriers’ difficulties is significantly mitigated by the fact that we collect a significant portion of the receivables from these carriers through the Airline Clearing House (“ACH”) and other similar clearing houses. As of December 31, 2017, approximately 81% of our air customers make payments through the ACH which accounts for approximately 95% of our air revenue. For these carriers, we believe the use of ACH mitigates our credit risk with respect to airline bankruptcies. For those carriers from which we do not collect payments through the ACH or other similar clearing houses, our credit risk is higher. We monitor these carriers and account for the related credit risk through our normal reserve policies.
Derivative Financial Instruments
We recognize all derivatives on the consolidated balance sheets at fair value. If the derivative is designated as a hedge, depending on the nature of the hedge, changes in the fair value of derivatives are offset against the change in fair value of the hedged item through earnings (a “fair value hedge”) or recognized in other comprehensive income until the hedged item is recognized in earnings (a “cash flow hedge”). The ineffective portion of the change in fair value of a derivative designated as a hedge is immediately recognized in earnings. For derivative instruments not designated as hedging instruments, the gain or loss resulting from the change in fair value is recognized in current earnings during the period of change. No hedging ineffectiveness was recorded in earnings during the periods presented.
Property and Equipment
Property and equipment are stated at cost less accumulated depreciation and amortization, which is calculated on the straight-line basis. Our depreciation and amortization policies are as follows:

Buildings	Lesser of lease term or 35 years
Leasehold improvements	Lesser of lease term or useful life
Furniture and fixtures	5 to 15 years
Equipment, general office and computer	3 to 5 years
Software developed for internal use	3 to 5 years

We capitalize certain costs related to our infrastructure, software applications and reservation systems under authoritative guidance on software developed for internal use. Capitalizable costs consist of (a) certain external direct costs of materials and services incurred in developing or obtaining internal use computer software and (b) payroll and payroll related costs for employees who are directly associated with and who devote time to our GDS and web-related development projects. Costs incurred during the preliminary project stage or costs incurred for data conversion activities and training, maintenance and general and administrative or overhead costs are expensed as incurred. Costs that cannot be separated between maintenance of, and relatively minor upgrades and enhancements to, internal use software are also expensed as incurred. See Note 6. Balance Sheet Components, for amounts capitalized as property and equipment in our consolidated balance sheets. Depreciation and amortization of property and equipment totaled $256 million, $226 million and $214 million for the years ended December 31, 2017, 2016 and 2015, respectively. Amortization of software developed for internal use, included in depreciation and amortization, totaled $203 million, $176 million and $170 million for the years ended December 31, 2017, 2016 and 2015, respectively.
Property and equipment are evaluated for impairment whenever events or changes in circumstances indicate that the carrying amount of the assets used in combination to generate cash flows largely independent of other assets may not be recoverable. We did not record any property and equipment impairment charges for the years ended December 31, 2017, 2016 and 2015.
Business Combinations
Business combinations are accounted for under the acquisition method of accounting. Under this method, the assets acquired and liabilities assumed are recognized at their respective fair values as of the date of acquisition. The excess, if any, of the acquisition price over the fair values of the assets acquired and liabilities assumed is recorded as goodwill. For significant acquisitions, we utilize third-party appraisal firms to assist us in determining the fair values for certain assets acquired and liabilities assumed. The measurement of these fair values requires us to make significant estimates and assumptions which are inherently uncertain.
Adjustments to the fair values of assets acquired and liabilities assumed are made until we obtain all relevant information regarding the facts and circumstances that existed as of the acquisition date (the “measurement period”), not to exceed one year from the date of the acquisition. In the third quarter of 2015, we adopted ASU 2015-16, Simplifying the Accounting for Measurement-Period Adjustments, which requires us to recognize measurement-period adjustments in the period in which we determine the amounts, including the effect on earnings of any amounts we would have recorded in previous periods if the accounting had been completed at the acquisition date.
Goodwill and Intangible Assets
Goodwill is the excess of the purchase price over the fair value of identifiable tangible and intangible assets acquired in business combinations. Goodwill is not amortized but are reviewed for impairment on an annual basis or more frequently if events and circumstances indicate the carrying amount may not be recoverable. Definite-lived intangible assets are amortized on a straight-line basis and assigned useful economic lives of two to thirty years, depending on classification. The useful economic lives are evaluated on an annual basis.
We perform our annual assessment of possible impairment of goodwill as of October 1 of each year. We begin with the qualitative assessment of whether it is more likely than not that a reporting unit’s fair value is less than its carrying value before applying the quantitative assessment described below. If it is determined through the evaluation of events or circumstances that the carrying value may not be recoverable, we perform a comparison of the estimated fair value of the reporting unit to which the goodwill has been assigned to the sum of the carrying value of the assets and liabilities of that unit. If the sum of the carrying value of the assets and liabilities of a reporting unit exceeds the estimated fair value of that reporting unit, the carrying value of the reporting unit’s goodwill is reduced to its fair value through an adjustment to the goodwill balance, resulting in an impairment charge. We have three reporting units associated with our continuing operations: Travel Network, Airline Solutions and Hospitality Solutions. We did not record any goodwill impairment charges for the years ended December 31, 2017 and 2016. See Note 5. Goodwill and Intangible Assets, for additional information.
Definite-lived intangible assets are evaluated for impairment whenever events or changes in circumstances indicate that the carrying amount of definite lived intangible assets used in combination to generate cash flows largely independent of other assets may not be recoverable. If impairment indicators exist for definite-lived intangible assets, the undiscounted future cash flows associated with the expected service potential of the assets are compared to the carrying value of the assets. If our projection of undiscounted future cash flows is in excess of the carrying value of the intangible assets, no impairment charge is recorded. If our projection of undiscounted cash flows is less than the carrying value, the intangible assets are measured at fair value and an impairment charge is recorded based on the excess of the carrying value of the assets to its fair value. We did not record material intangible asset impairment charges for the years ended December 31, 2017, 2016 and 2015. See Note 5. Goodwill and Intangible Assets, for additional information.
Equity Method Investments
We utilize the equity method to account for our interests in joint ventures and investments in stock of other companies that we do not control but over which we exert significant influence. We periodically evaluate equity and debt investments in entities accounted for under the equity method for impairment by reviewing updated financial information provided by the investee, including valuation information from new financing transactions by the investee and information relating to competitors of investees when available. On July 1, 2015, we completed the acquisition of the remaining 65% interest in Abacus International Pte Ltd, now named Sabre Asia Pacific Pte Ltd (“SAPPL”), a former joint venture, which we previously accounted for under the equity method. In addition to the acquisition in SAPPL, we also own voting interests in various national marketing companies ranging from 20% to 49% , a voting interest of 40% in ESS Elektroniczne Systemy Spzedazy Sp. zo.o, and a voting interest of 20% in Asiana Sabre, Inc. The carrying value of these investments in joint venture amounts to $24 million and $22 million as of December 31, 2017 and 2016.
Capitalized Implementation Costs
We incur upfront costs to implement new customer contracts under our SaaS revenue model. We capitalize these costs, including (a) certain external direct costs of materials and services incurred to implement a customer contract and (b) payroll and payroll related costs for employees who are directly associated with and devote time to implementation activities. Capitalized implementation costs are amortized on a straight-line basis over the related contract term, ranging from three to ten years, as they are recoverable through deferred or future revenues associated with the relevant contract. These assets are reviewed for recoverability on a periodic basis or when an event occurs that could impact the recoverability of the assets, such as a significant contract modification or early renewal of contract terms. Recoverability is measured based on the future estimated revenue and direct costs of the contract compared to the capitalized implementation costs. See Note 6. Balance Sheet Components, for amounts capitalized within other assets, net in our consolidated balance sheets. Amortization of capitalized implementation costs, included in depreciation and amortization, totaled $40 million, $37 million and $31 million for the years ended December 31, 2017, 2016 and 2015, respectively.
Deferred Customer Advances and Discounts
Deferred advances to customers and customer discounts are amortized in future periods as the related revenue is earned. The assets are reviewed for recoverability based on future contracted revenues and estimated direct costs of the contract. Contracts are priced to generate total revenues over the life of the contract that exceed any discounts or advances provided and any upfront costs incurred to implement the customer contract.
Income Taxes
Deferred income tax assets and liabilities are determined based on differences between financial reporting and income tax basis of assets and liabilities and are measured using the tax rates and laws in effect at the time of such determination. We regularly review our deferred tax assets for recoverability and a valuation allowance is provided when it is more likely than not that some portion or all of a deferred tax asset will not be realized. In assessing the need for a valuation allowance, we make estimates and assumptions regarding projected future taxable income, our ability to carry back operating losses to prior periods, the reversal of deferred tax liabilities and implementation of tax planning strategies. We reassess these assumptions regularly which could cause an increase or decrease to the valuation allowance resulting in an increase or decrease in the effective tax rate, and could materially impact our results of operations.
We recognize liabilities when we believe that an uncertain tax position may not be fully sustained upon examination by the tax authorities. Liabilities are recognized for uncertain tax positions that do not pass a two-step approach for recognition and measurement. First, we evaluate the tax position for recognition by determining if based solely on its technical merits, it is more likely than not to be sustained upon examination. Secondly, for positions that pass the first step, we measure the tax benefit as the largest amount which is more than 50% likely of being realized upon ultimate settlement. We recognize penalties and interest accrued related to income taxes as a component of the provision for income taxes.
The Tax Cuts and Jobs Act (the “TCJA”), which was enacted on December 22, 2017, imposes a tax on global low-taxed intangible income (“GILTI”) in tax years beginning after December 31, 2017. GILTI provisions are applicable to certain profits of a controlled foreign corporation that exceed the U.S. stockholder's deemed “routine” investment return under the TCJA and results in income includable in the return of U.S. shareholders. We recognize liabilities, if any, related to this provision of the TCJA in the year in which the liability arises and not as a deferred tax liability.
Pension and Other Postretirement Benefits
We recognize the funded status of our defined benefit pension plans and other postretirement benefit plans in our consolidated balance sheets. The funded status is the difference between the fair value of plan assets and the benefit obligation as of the balance sheet date. The fair value of plan assets represents the cumulative contributions made to fund the pension and other postretirement benefit plans which are invested primarily in domestic and foreign equities and fixed income securities. The benefit obligation of our pension and other postretirement benefit plans are actuarially determined using certain assumptions approved by us. The benefit obligation is adjusted annually in the fourth quarter to reflect actuarial changes and may also be adjusted upon the adoption of plan amendments. These adjustments are initially recorded in accumulated other comprehensive income (loss) and are subsequently amortized over the life expectancy of the plan participants as a component of net periodic benefit costs.
Equity-Based Compensation
We account for our stock awards and options by recognizing compensation expense, measured at the grant date based on the fair value of the award, on a straight-line basis over the award vesting period, giving consideration as to whether the amount of compensation cost recognized at any date is equal to the portion of grant date value that is vested at that date. With the adoption of ASU 2016-09, we recognize equity-based compensation expense net of any actual forfeitures.
We measure the grant date fair value of stock option awards as calculated by the Black-Scholes option-pricing model which requires certain subjective assumptions, including the expected term of the option, the expected volatility of our common stock, risk-free interest rates and expected dividend yield. The expected term is estimated by using the “simplified method” which is based on the midpoint between the vesting date and the expiration of the contractual term. We utilized the simplified method due to the lack of sufficient historical experience under our current grant terms. The expected volatility is based on both the historical volatility of our stock price as well as implied volatilities from exchange traded options on our stock. The expected risk-free interest rates are based on the yields of U.S. Treasury securities with maturities appropriate for the expected term of the stock options. The expected dividend yield was based on the calculated yield on our common stock at the time of grant assuming annual dividends totaling $0.56 per share for awards granted in 2017.
Foreign Currency
We remeasure foreign currency transactions into the relevant functional currency and record the foreign currency transaction gains or losses as a component of other, net in our consolidated statements of operations. We translate the financial statements of our non-U.S. dollar functional currency foreign subsidiaries into U.S. dollars in consolidation and record the translation gains or losses as a component of other comprehensive income (loss). Translation gains or losses of foreign subsidiaries related to divested businesses are reclassified into earnings as a component of other, net in our consolidated statements of operations once the liquidation of the respective foreign subsidiaries is substantially complete. The majority of our foreign subsidiaries related to divested businesses are classified as discontinued operations in our consolidated statements of operations.
Adoption of New Accounting Standards
In May 2017, the Financial Accounting Standards Board ("FASB") issued updated guidance regarding changes to the terms or conditions of a share-based payment award which requires an entity to apply modification accounting under the current standard on stock compensation. Under this updated standard, a new fair value measurement is assessed on the modified award, with any incremental fair value of the new award recognized as additional compensation cost. The Accounting Standard Update ("ASU") is effective for annual periods beginning after December 15, 2017, with early adoption permitted. We adopted this standard in the third quarter of 2017, which did not have a material impact on our consolidated financial statements.
In January 2017, the FASB issued updated guidance to state that registrants should consider additional qualitative disclosures if the impact of an issued but not yet adopted ASU is unknown or cannot be reasonably estimated and to include a description of the effect of the accounting policies that the registrant expects to apply, if determined. Transition guidance included in certain issued but not yet adopted ASUs was also updated to reflect this amendment. The updated guidance was effective upon issuance and we have adopted this standard and have made the required disclosures.
In January 2017, the FASB issued an updated guidance simplifying the subsequent measurement of goodwill by eliminating “Step 2” from the goodwill impairment test. The updated guidance is effective for public companies’ annual or interim goodwill impairment tests in fiscal years beginning after December 15, 2019. Early adoption is permitted for annual or interim goodwill impairment tests performed on testing dates after January 1, 2017. We early adopted this standard in the fourth quarter of 2017, which did not have a material impact on our consolidated financial statements.
In January 2017, the FASB issued updated guidance clarifying the definition of a business to help companies evaluate whether transactions should be accounted for as acquisitions or disposals of assets or businesses. The amendments in this update are effective for public companies for annual periods beginning after December 15, 2017, including interim periods within those periods. Early adoption is permitted in any interim or annual period provided that the entire ASU is adopted. We early adopted this standard effective first quarter of 2017, which did not have a material impact on our consolidated financial statements.
In October 2016, the FASB issued updated guidance which requires the recognition of the income tax consequences of an intra-entity transfer of an asset, other than inventory, when the transfer occurs. The updated guidance will be effective in the first quarter of 2018 and early adoption is permitted. We early adopted this standard effective first quarter of 2017, which did not impact our consolidated financial statements.
In August 2016, the FASB issued an updated guidance on how companies present and classify certain cash receipts and cash payments in the statement of cash flows. The updated guidance is effective for fiscal years beginning after December 15, 2017, and interim periods within those fiscal years for public business entities. Early adoption is permitted in any interim or annual period provided that the entire ASU is adopted. We early adopted this standard effective fourth quarter of 2016, which did not have a material impact on our consolidated financial statements.
In the first quarter of 2016, we adopted ASU 2016-09, Improvements to Employee Share-Based Payment Accounting. This guidance was issued by the FASB under their initiative to reduce complexity in financial reporting. The amendments of the updated standard include, among other things, the requirement to recognize excess tax benefits (or deficiencies) through earnings, the election of a policy to either estimate forfeitures when determining periodic expense or recognize actual forfeitures when they occur, and an increase in the allowable income tax withholding from the minimum to the maximum statutory rate. In recent years, we have realized significant excess tax benefits associated with settled equity-based awards that have not been recognized due to certain accounting policy elections we made under the previous accounting standard, combined with the significant amount of our net operating loss carryforwards. As a result of the adoption of ASU 2016-09, we recorded a cumulative effect adjustment as of January 1, 2016 to increase retained earnings by $92 million with a corresponding increase to deferred tax assets in order to recognize excess tax benefits that can be used to reduce income taxes payable in the future. Effective January 1, 2016, excess tax benefits or deficiencies are recognized in our results of operations and are included in cash flows from operating activities in our statement of cash flows. In accordance with the updated standard, we elected to recognize actual forfeitures of equity-based awards as they occur. As we previously estimated forfeitures to determine stock-based compensation expense, this change resulted in a cumulative effect adjustment as of January 1, 2016 to reduce retained earnings by $2 million, net of tax. For the years ended December 31, 2017 and 2016, we recognized $5 million and $35 million, respectively, in excess tax benefits associated with employee equity-based awards, as a result of the adoption of this standard. There were no other material impacts to our consolidated financial statements as a result of adopting this updated standard.

Recent Accounting Pronouncements
In August 2017, the FASB issued updated guidance to expand and simplify the application of hedge accounting. The updated standard eliminates the requirement to separately measure and report hedge ineffectiveness and generally requires the entire change in the fair value of a hedging instrument to be presented in the same income statement line as the hedged item. The guidance also eases certain documentation and assessment requirements and modifies the accounting for components excluded from the assessment of hedge effectiveness. The ASU is effective for annual periods beginning after December 15, 2018, with early adoption permitted. We do not expect that the adoption of this updated standard will have a material impact on our consolidated financial statements.
In March 2017, the FASB issued updated guidance improving the presentation requirements related to reporting the service cost component of net benefit costs to require that the service cost component be reported in the same line item or items as other compensation costs arising from services rendered by the pertinent employees during the period, disaggregating the component from other net benefit costs. Net benefit cost is composed of several items, which reflect different aspects of an employer's financial arrangements as well as the cost of benefits earned by employees. The updated guidance is effective for fiscal years beginning after December 15, 2017, including interim periods within those annual periods for public business entities. We do not expect that the adoption of this updated standard will have a material impact on our consolidated financial statements.
In February 2016, the FASB issued updated guidance requiring organizations that lease assets—referred to as "lessees"—to recognize on the balance sheet the assets and liabilities for the rights and obligations created by those leases, when the lease has a term of more than 12 months. The updated standard is effective for public companies for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. We are currently evaluating the impact of this standard on our consolidated financial statements.
In January 2016, the FASB issued updated guidance on accounting for equity investments, financial liabilities under the fair value option, and the presentation and disclosure for financial instruments. Under this updated standard, entities must measure equity investments at fair value and recognize changes in fair value in net income. For equity investments without readily determinable fair values, entities have the option to either measure these investments at fair value or at cost adjusted for changes in observable prices less impairment. The updated guidance does not apply to equity method investments or investments in consolidated subsidiaries. This new standard is effective for public companies for annual periods, including interim periods, beginning after December 15, 2017. We do not expect that the adoption of this updated standard will have a material impact on our consolidated financial statements.
In May 2014, the FASB issued a comprehensive update to revenue recognition guidance that will replace current standards. Under the updated standard, revenue is recognized when a company transfers promised goods or services to customers in an amount that reflects the consideration that is expected to be received for those goods and services. The updated standard also requires additional disclosures on the nature, timing, and uncertainty of revenue and related cash flows. On July 9, 2015, the FASB approved to defer the effective date of the new standard which is now effective for annual and interim reporting periods beginning after December 15, 2017. We have adopted this new standard as of January 1, 2018 using the modified retrospective transition method which will result in a cumulative adjustment as of the date of the adoption. We have substantially completed our evaluation of the guidance and determined the key areas of impact on our financial results and are currently in the process of quantifying the impacts. Our quantification of the impacts is ongoing and will not be finalized until the period of adoption. To date, our assessments have identified the following anticipated impacts:
•We do not expect significant changes to revenue recognition for our Travel Network and Hospitality Solutions businesses
•Our Airline Solutions business is expected to primarily be impacted by the new standard due to the following:

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Under current revenue recognition guidance, we recognize revenue related to license fee and maintenance agreements ratably over the life of the contract. Under the new guidance, revenue for license fees will be recognized upon delivery of the license and ongoing maintenance services will continue to be recognized ratably over the length of the contract. For existing open agreements, this change will result in a beginning balance sheet adjustment and reduced revenue in subsequent years from these agreements, and before the impact of new sales.

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Allocation of contract revenues among various products and solutions, and the timing of the recognition of those revenues, will be impacted by agreements with tiered pricing or variable rate structures that do not correspond with the goods or services delivered to the customer. For existing open agreements, this change will also result in a beginning balance sheet adjustment and reduced revenue in subsequent years from these agreements.

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In the year of adoption, as a result of the new revenue recognition standard, the changes detailed above will result in a significant beginning balance sheet adjustment and we preliminarily estimate our consolidated revenue could be reduced by approximately $40 million to $50 million.

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Capitalization of incremental costs to obtain a contract (such as sales commissions), and recognition of these costs over the contract period will result in the recognition of an asset on our balance sheet and will impact our Airline Solutions and Hospitality Solutions segments. We currently expect that our results of operations will not be significantly impacted from the capitalization of these incremental costs.

We anticipate that the impacts described above will result in a net reduction to our opening retained deficit as of January 1, 2018 of approximately $100 million to $130 million with a corresponding increase in current and long-term unbilled receivables, contract assets and other assets. Implications to tax related accounts are not included in these estimated amounts.
Our assessment of each of the foregoing is ongoing and subject to finalization, such that the actual impact of the adoption may differ materially from the estimated ranges described above.
We are continuing to evaluate the impacts of the new guidance to our results of operations, current accounting policies, processes, controls, systems and financial statement disclosures.